QUANTUM MATERIALS CORP.
WARRANTS

THE WARRANTS EVIDENCED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN UNIT SUBSCRIPTION AGREEMENT AMONG QUANTUM MATERIALS CORP., A NEVADA CORPORATION (THE “COMPANY”), AND THE PERSON IDENTIFIED AT THE END OF THIS INSTRUMENT AS THE INVESTOR (THE “INVESTOR”), DATED AS OF THE DATE HEREOF, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “UNIT SUBSCRIPTION AGREEMENT”).

NEITHER THE WARRANTS GRANTED HEREIN NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAW. THE HOLDER HEREOF, BY ACQUIRING THIS INSTRUMENT, AGREES THAT THESE WARRANTS MAY BE RESOLD, PLEDGED, EXERCISED OR OTHERWISE TRANSFERRED SOLELY IN ACCORDANCE WITH THE TERMS HEREOF, THE UNIT SUBSCRIPTION AGREEMENT AND (A) ONLY (1) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (B) PURSUANT TO AN AVAILABLE EXEMPTION OR EFFECTIVE REGISTRATION UNDER ANY OTHER APPLICABLE SECURITIES LAWS.

This Warrant is granted pursuant to the terms and conditions of the Unit Subscription Agreement. Unless otherwise defined herein, capitalized terms have the definitions ascribed thereto in the Unit Subscription Agreement.

This certifies that the Investor is the holder of warrants to purchase (the “Warrants”) [________] shares of Common Stock, par value $0.001 per share, of the Company (“Common Stock”) at a purchase price equal to the Exercise Price (such shares of Common Stock, the “Applicable Shares”). The exercise price, which shall be deliverable upon the exercise of each Warrant, shall be $0.15 per share of Common Stock as such price may be amended from time to time as provided herein (the “Exercise Price”). The Applicable Shares shall be deliverable upon surrender of this instrument and payment of such Exercise Price to the Company, but subject to the conditions set forth herein. Payment of the Exercise Price shall be made in immediately available funds and shall be accompanied by the Form of Exercise attached hereto properly completed by the holder.

The Warrants evidenced hereby shall be exercisable at any time and from time to time for Applicable Securities upon the exercise thereof in accordance with the terms hereof; provided however, that the Warrants may not be exercised after (and shall expire upon the occurrence of) the earlier to occur of (i) the fifth (5th) anniversary of the date hereof, and (ii) the closing of a Significant Corporate Event. A “Significant Corporate Event” means any of the following events: (A) an underwritten public offering of Company securities, (B) the Company merges or consolidates with or into another entity in a transaction in which the equity security holders of the Company do not own 50% or more of the equity securities of the surviving entity, (C) the Company sells or otherwise disposes of all or substantially all of the assets of the Company, or (D) the equity holders of the Company transfer greater than 50% of the then issued and outstanding equity securities of Company.

The Applicable Securities issued upon the exercise of the Warrants shall be subject to, and have all the benefits of, the rights, preferences and privileges of such series of securities.

Exercise of Warrants

The holder of Warrants evidenced hereby may exercise them, in part or in whole, by surrendering this instrument, with the Form of Exercise attached hereto properly completed and executed, and paying the Exercise Price. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof a new instrument evidencing the number of Warrants not exercised. No adjustment to the Exercise Price will be made for any declared and unpaid dividends or distributions on any Applicable Securities issuable upon exercise of Warrants evidenced hereby.

The Company shall, to the extent necessary, issue fractional Applicable Securities upon exercise of Warrants or pay the cash equivalent thereof, at the Company’s option.

Taxes upon Exercise

The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of the Applicable Securities upon exercise of Warrants. Nothing herein shall preclude any tax withholding required by law or regulations.

Company to Provide Applicable Securities

Subject to the terms and conditions of the Unit Subscription Agreement, the Company shall from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of Applicable Securities to permit the exercise of the entire number of Warrants evidenced hereby.

The certificates for Applicable Securities issued upon exercise, if any, may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or as the Company may deem necessary or desirable. By acceptance of a certificate representing any Applicable Securities issued upon exercise of Warrants, the holder hereof acknowledges any restrictions on transfer set forth on such certificate and agrees that such holder will transfer such Applicable Securities only as provided thereon.

All Applicable Securities delivered upon exercise of Warrants shall be newly issued, duly authorized, validly issued, fully paid and non-assessable and free from any lien or adverse claim. The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of Applicable Securities upon exercise of Warrants, if any.

(a) Adjustments for Subdivisions, Combinations or Consolidations.

(i) Subdivisions. In the event that the Company shall effect a subdivision of outstanding Applicable Securities, the number of Applicable Securities issuable upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased, and the Exercise Price in effect immediately prior to such subdivision shall concurrently with such subdivision be proportionately decreased.

(ii) Combinations or Consolidations. In the event that the outstanding Applicable Securities shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Applicable Securities, the number of Applicable Securities issuable upon exercise of this Warrant immediately prior to such combination or consolidation shall be proportionately decreased, and the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(b) Adjustment for Reclassification, Exchange or Substitution. If the Applicable Securities shall be changed into the same or a different number of securities in any class or classes of securities, whether by capital reorganization, reclassification or otherwise (other than a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each Warrant shall have the right thereafter to exercise such Warrant for the kind and amount of securities and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of Applicable Securities for which such Warrants might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(c) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Company with or into a corporation or another entity or the conversion of the Company into a corporation by any other means, each Warrant shall thereafter be exercisable for the kind and amount of equity interests or other securities or property to which a holder of the number of Applicable Securities of the Company deliverable upon exercise of such Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions in this Paragraph (c) set forth with respect to the rights and interest thereafter of the holders of the Warrants, to the end that the provisions set forth in this Section (including provisions with respect to changes in and other adjustments of the number of Warrants evidenced hereby or the Exercise Price therefor) shall thereafter be applicable, as nearly as reasonably may be, in relation to any equity interests or other property thereafter deliverable upon the exercise of the Warrants.

(d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to paragraphs (a) - (d) hereof, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a Warrant or Warrants a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of a Warrant, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price then in effect, and (iii) the number of Applicable Securities and the amount, if any, of other property which then would be received upon the exercise of such Warrant.

Notice of Certain Transactions

In the event that (a) the Company takes any action which would require an adjustment in the Exercise Price, (b) the Company agrees to undertake any transaction regarding an adjustment hereunder, or (c) there is a dissolution of liquidation of the Company, then in each case, the Company shall mail to the holder a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least five days before the earlier of the proposed record date or the proposed effective date.

Transferability

This instrument and the Warrants may not be transferred without the prior written consent of the Company, which may be granted or withheld in the sole and absolute discretion of the Company. Without limiting the generality of the above, the Warrants evidenced hereby are transferable only if either (x) they first shall have been registered under the Securities Act, or (y) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. Any permitted Transfer shall be effected upon surrender of this instrument to the Company for such purpose, together with a written assignment on the Form of Assignment attached hereto, or in other form satisfactory to the Company, duly executed by the holder hereof, together with funds to pay any transfer, documentary, stamp or other taxes or government charges payable in connection with such transfer and any other amounts required pursuant to this instrument. Upon the surrender of this instrument and payment as aforesaid, the Company will deliver a new instrument, in the name of the assignee and evidencing Warrants in a permissible denomination or denominations specified in such instrument of assignment. If less than all of the Warrants evidenced by this instrument are being transferred, the Company will deliver a new instrument for the portion of the Warrants not being transferred.

No Shareholder Rights

Nothing contained in this instrument shall be construed as conferring upon the Investor or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of members of the Board of Directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no distributions shall be payable or accrued in respect of this instrument or the interest represented hereby or the securities obtainable hereunder until, and only to the extent that, the Warrants shall have been exercised.

Amendments

This Instrument and the Warrants, or any portion thereof, may be amended or terminated, and any rights thereunder may be waived, discharged or revised, at any time and from time to time (and any rights thereunder waived or modified) upon the written consent of the Company and a Warrants Majority in Interest. “Warrants Majority in Interest” means the holders of warrants that were issued pursuant to the Unit Subscription Agreement and the Offering contemplated thereunder (including the Warrants hereunder), representing more than 50% of the equity interests that may be acquired thereunder.

Governing Law; Consent to Jurisdiction

THIS INSTRUMENT WILL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE State of Texas. The Investor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in Travis County, Texas, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Investor at the Investor’s address set forth in the Unit Subscription Agreement and service so made will be deemed to be completed when received by the Investor. The Investor acknowledges and agrees that the venue provided above is the most convenient forum for both the Investor of the Company. The Investor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this instrument.

Waiver of Jury Trial

THE COMPANY AND THE INVESTOR, UPON RECEIPT OF THIS INSTRUMENT, IRREVOCABLY WAIVE ANY AND ALL RIGHTS THAT EACH MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS INSTRUMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS INSTRUMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE COMPANY AND INVESTOR ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Miscellaneous

If this instrument at any time becomes mutilated, lost, stolen or destroyed, the Company will issue, in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this instrument, a new instrument of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction and indemnity satisfactory to it. Applicants for such substitute instrument must also comply with such other regulations and pay such other charges as the Company may prescribe.

The Company may deem and treat the holder named on the final page hereof as the absolute owner of the Warrants evidenced hereby (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, any distribution to the holder hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of the date below.

QUANTUM MATERIALS CORP.

Dated: March ______, 2016
By:
Name:
Title:

investor

If Individual:

Investor:

Investor Address:

If Entity:

Name of Entity

By:
Name:
Title:

Investor Address:

FORM OF EXERCISE

(To be executed upon exercise of Warrants)

The undersigned hereby irrevocably elects to exercise the right to purchase __________ Applicable Securities of the Company (or such other securities or assets of the Company as are purchasable in their place), and herewith tenders payment for such Securities (or other securities or assets) to Quantum Materials Corp. (the “Company”) by delivery to the Company of the Exercise Price. The undersigned requests that a certificate for such Applicable Securities (or other securities) be registered in the name of

Name
Address
Social Security or Taxpayer Identification Number

and, if less than all Warrants represented by this Warrant are being exercised, that a new instrument representing the remaining balance of Warrants be issued in the name of

Name
Address
Social Security or Taxpayer Identification Number

IN THE ABSENCE OF ANY SPECIFICATION REQUIRED ABOVE, APPLICABLE SECURITIES (or such other securities or assets of the Company as are purchasable in their place) AND ANY NEW WARRANT INSTRUMENT, AS THE CASE MAY BE, WILL BE REGISTERED OR MADE TO THE HOLDER AT THE ADDRESS FOR SUCH HOLDER AS TO WHICH THE COMPANY HAS BEEN NOTIFIED.

Date:	Signature:

Note: Any transfer of the Warrants is subject to the prior written consent of the Company, subject to its sole and absolute discretion.

[FORM OF ASSIGNMENT]

(To be executed to transfer the Warrants)

FOR VALUE RECEIVED, _________________________________ the undersigned hereby sells, assigns and transfers unto

Name
Address
Social Security or Taxpayer Identification Number

___________ Warrants to purchase Applicable Securities (or such other securities or assets of the Company as are purchasable in their place) of the within-named Company, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint , Attorney, to transfer such Warrants on the books of the within-named Company, with full power of substitution. The holder hereby represents and warrants to the Company that the transfer represented hereby is being made in accordance with the terms of the instrument evidencing the Warrants.

Date	Signature: